UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 30, 2019

Alpine 4 Technologies Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2019, Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”), filed with the Secretary of State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation.  Pursuant to the Amendment, the Company’s authorized shares of Class A, Class B, and Class C Common Stock were increased (the “Share Increase”).

Background

On November 27, 2019, the Company’s board of directors approved, subject to stockholder approval, the Amendment that would have the effect of increasing the Company’s authorized Class A Common Stock from 100,000,000 shares to 125,000,000 shares; the Class B common stock from 5,000,000 shares to 10,000,000 shares; and the Class C common stock from 10,000,000 shares to 15,000,000 shares (the “Share Increase”). Subsequent to the board of directors’ approval of the Amendment and the Share Increase, the holders of a majority of the voting power of the Company’s voting stock approved, by written consent, the Amendment and the Share Increase on November 27, 2019. The Amendment became effective on December 30, 2019, following the filing of the Amendment on December 27, 2019, specifying the effective date of December 30, 2019.

Increase in Authorized Class A, Class B, and Class C Common Shares

Prior to the effectiveness of the Amendment, the Company had authorized capital stock of 100,000,000 shares of Class A Common Stock, $0.0001 par value; 5,000,000 shares of Class B Common Stock, $0.0001 par value; and 10,000,000 shares of Class C Common Stock, $0.0001 par value.  As of December 2, 2019, the record date for determining the shareholders entitled to vote on the Amendment, there were 99,870,161 shares of Class A common stock issued and outstanding; 5,000,000 shares of Class B common stock issued and outstanding; and 9,955,201 shares of Class C common stock issued and outstanding.

Once the Amendment became effective, the Company’s authorized shares of Class A Common Stock increased from 100,000,000 shares to 125,000,000 shares; the Class B common stock from 5,000,000 shares to 10,000,000 shares; and the Class C common stock from 10,000,000 shares to 15,000,000 shares.

There was no immediate change in the number of issued and outstanding common shares. Although the Share Increase did not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the Company’s common stock and the equity and voting rights of those holding the Company’s common stock at the time the additional shares are issued.

 Item 9.01  Financial Statement and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment, filed December 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

 Date: December 30, 2019